UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2017

HARMONY MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01	Other Events.

On March 13, 2017, Harmony Merger Corp. (the “Company”) issued a press release announcing that the Company had entered into a non-binding letter of intent (the “LOI”) with NextDecade, LLC (“NextDecade”) for a proposed business combination transaction. NextDecade is a liquefied natural gas (“LNG”) development company focused on LNG export projects and associated pipelines in the State of Texas. NextDecade’s first proposed LNG export facility, the Rio Grande LNG project (“RGLNG”) located in Brownsville, Texas, along with the associated Rio Bravo pipeline originating in the Agua Dulce market area, is well-positioned among the second wave of U.S. LNG projects. NextDecade submitted its pre-filing request to the Federal Energy Regulatory Commission (“FERC”) in March 2015 and filed its formal application in May 2016. NextDecade has robust commercial offtake and gas supply strategies in place, and has signed more than 30 million tons LNG per annum of non-binding customer commitments to date, indicating strong market interest.

The proposed all-stock transaction is expected to yield a combined entity with a pro forma enterprise value exceeding $1.0 billion at closing, with additional stock consideration to be paid to NextDecade shareholders upon the achievement of certain milestones. Assuming no conversions of shares sold in the Company’s initial public offering into a pro rata portion of the funds held in the Company’s trust account established in connection with its initial public offering (the “trust account”), the Company’s current stockholders will own approximately 13.4% of the combined company immediately following the transaction. The parties agreed to work exclusively with each other for 30 days in order to execute a definitive merger agreement. Completion of the transaction is subject to the negotiation and execution of a definitive merger agreement, satisfaction of the conditions therein, approval of the transaction by the Company’s stockholders, receipt of regulatory approval, and stockholders of the Company representing no less than $25 million of the funds held in the Company’s trust account electing not to convert their shares into a pro rata portion of the funds held in such trust account in connection with the proposed transaction. Accordingly, there can be no assurance that a definitive merger agreement will be entered into or that the proposed transaction will be consummated. Further, readers are cautioned that those portions of the LOI that describe the proposed transaction, including the consideration to be issued therein, are non-binding.

The Company has filed a definitive proxy statement requesting stockholders to approve an extension of time to consummate an initial business combination until July 27, 2017 (the “Extended Date”). Notwithstanding that the Company is requesting stockholders to approve an extension of time to complete an initial business combination through the Extended Date, if the Company is unable to enter into a definitive agreement for an initial business combination by April 27, 2017, the Company intends to promptly file the necessary proxy materials with the SEC to seek stockholder approval to dissolve and liquidate or to have holders agree to a further extension of time to complete an initial business combination.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements”. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on the Company’s and NextDecade’s managements’ current expectations or beliefs as well as assumptions concerning the events and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of the Company’s and NextDecade’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which NextDecade is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of LNG and related services; general economic conditions; geopolitical events and regulatory changes; the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions; and other factors set forth in the Company’s filings with the Securities and Exchange Commission and available at www.sec.gov. The information set forth herein should be read in light of such risks. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. Neither the Company nor NextDecade undertakes, and expressly disclaims any obligation to, update or alter its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

2

Additional information concerning these and other factors that may impact expectations and projections can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the definitive proxy statement filed by the Company with the SEC on March 13, 2017 wherein the Company is seeking stockholder approval to extend the date by which the Company has to consummate a business combination from March 27, 2017 to July 27, 2017, and in the proxy statement to be filed by the Company regarding the proposed transaction with NextDecade with the SEC when available.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, the Company will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of the Company are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed transaction because the proxy statement will contain important information about the proposed transaction and the parties thereto. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Harmony Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company of the Company’s directors and officers in the Company’s filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed transaction will be set forth in the proxy statement for the proposed transaction when available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)    Exhibits:

Exhibit	Description
99.1	Press release dated March 13, 2017

99.2	Investor Presentation

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2017

HARMONY MERGER CORP.

By:	/s/ Eric S. Rosenfeld
Name: Eric S. Rosenfeld
Title: Chief Executive Officer

4